                                                                  EXHIBIT 10.1



                       AMENDMENT NO. 3 TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT

     AMENDMENT NO. 3, dated as of September 13, 1999 (this "Amendment"), to the
                                                            ---------
Existing Credit Agreement (as defined below), among EVERCOM, INC., a Delaware corporation (the "Borrower"), the various financial institutions as are, or may
                  --------
from time to time become, parties thereto (the "Lenders") and CANADIAN IMPERIAL
                                                -------
BANK OF COMMERCE, acting through one or more of its affiliates, branches or agencies ("CIBC"), as Administrative Agent and Documentation Agent.
           ----


                             W I T N E S S E T H:
                             -------------------


     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of December 19, 1997 (as heretofore modified, the "Existing Credit Agreement", and together with
                                   -------------------------
this Amendment, the "Credit Agreement");
                     ----------------

     WHEREAS, the Borrower desires to amend the Existing Credit Agreement as set forth herein; and

     WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as provided below;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     SECTION I.1.  Certain Definitions.  The following terms (whether or not
                   -------------------
underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Amendment" is defined in the preamble.
      ---------                    --------

     "Borrower" is defined in the preamble.
      --------                    --------

     "Credit Agreement" is defined in the first recital.
      ----------------                    -------------

     "Existing Credit Agreement" is defined in the first recital.
      -------------------------                    -------------
     "Third Amendment Effective Date" is defined in Section 3.1.
      ------------------------------                -----------

     SECTION I.2.  Other Definitions.  Terms for which meanings are provided in
                   -----------------
the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                  ARTICLE II
                        AMENDMENTS TO CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II; except as so amended, the Existing Credit Agreement shall
          ----------
continue in full force and effect.

     SECTION II.1.  Amendments to Article I.  Article I of the Existing Credit
                    -----------------------
Agreement is hereby amended as follows:

     SECTION II.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

          "Amendment No. 3" means Amendment No. 3 to Second Amended and Restated
           ---------------
     Credit Agreement, dated as of September 13, 1999, among the Borrower, the Lenders parties thereto and the Administrative Agent.

          "Carry-Forward Amount" is defined in Section 7.2.16.
           --------------------                --------------

          "Third Amendment Effective Date" is defined in Section 3.1 of
           ------------------------------
     Amendment No. 3.

          "Unused Amount" is defined in Section 7.2.16.
           -------------                --------------

     SECTION II.1.2. Section 1.1 of the Existing Credit Agreement is hereby amended by deleting in their entirety the definitions of "Acquisition Adjustment" and "Maintenance Capital Expenditures".

     SECTION II.1.3. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in such Section so that they read in their entirety as follows:

          "Debt Service" means, for any period, (a) all maturities of short-term
           ------------
     Funded Debt and all current maturities of long term Funded Debt (including actual scheduled payments in respect of Capitalized Lease Liabilities) actually paid during such period, plus (b) Cash Interest Expense actually
                                       ----
     paid during such period.

          "EBITDA" means, with respect to any applicable fiscal period, the Net
           ------
     Income (excluding profits generated from the amortization of negative good will) of the Borrower and its Subsidiaries on a consolidated basis before taxes for such period (excluding pre-tax gains or losses of the Borrower and its Subsidiaries on a consolidated basis on the sale of assets (other than the sale of inventory in the ordinary course of business) and excluding other pre-tax extraordinary gains or losses of the Borrower and its Subsidiaries on a consolidated basis), plus Interest Expense,
                                                ----
     depreciation and amortization deducted in determining Net Income for such period; provided, however, that with respect to EBITDA calculated for a
             --------  -------
     Rolling Period (unless otherwise specified), (i) for the period ended June 30, 1999, EBITDA shall include the sum of EBITDA for

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     the two Fiscal Quarters ended June 30, 1999, multiplied by two; (ii) for the period ended September 30, 1999, EBITDA shall include the sum of EBITDA for the three Fiscal Quarters ended September 30, 1999, multiplied by 1.333; and (iii) for the period ended December 31, 1999 and for each Rolling Period thereafter, EBITDA shall include the sum of EBITDA for such period.

     SECTION II.1.4. Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of "EBITDA to Fixed Charges Ratio" by deleting the word "Maintenance" before the words "Capital Expenditures" in clause (ii) thereof;

     SECTION II.2.  Amendments to Article VI.  Article VI of the Existing Credit
                    ------------------------
Agreement is hereby amended as follows:

     SECTION II.2.1. Clause (d) of Section 7.1.1 of the Existing Credit Agreement is hereby amended by inserting "(other than each fourth Fiscal Quarter) and 90 days after the end of each fourth Fiscal Quarter" immediately following the words "each Fiscal Quarter" appearing therein.

     SECTION II.3.  Amendments to Article VII.  Article VII of the Existing
                    -------------------------
Credit Agreement is hereby amended as follows:

     SECTION II.3.1. Clauses (a) through (e) of Section 7.2.4 of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:

          (a) the Total Debt to EBITDA Ratio at any time during any period set forth below to be greater than the ratio set forth opposite such period:

                                                     Total Debt
              Period                              to EBITDA Ratio
              ------                              ---------------

        04/01/99 to (and                              6.20:1
          including) 09/29/99

        09/30/99 to (and                              6.00:1
          including) 12/30/99

        12/31/99 to (and                              5.40:1
          including) 03/30/00

        03/31/00 to (and                              5.25:1
          including) 09/29/00

        09/30/00 to (and                              5.00:1
          including) 12/30/00

        12/31/00 to (and                              4.50:1
          including) 12/30/01

        12/31/01 to (and                              4.25:1
          including) 12/30/02


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                                                     Total Debt
              Period                              to EBITDA Ratio
              ------                              ---------------

        12/31/02 and thereafter                       4.00:1;

          (b) the Senior Secured Debt to EBITDA Ratio at any time during any period set forth below to be greater than the ratio set forth opposite such period:




                                               Secured Secured Debt
              Period                              to EBITDA Ratio
              ------                              ---------------


        04/01/99 to (and                              3.00:1
          including) 12/30/99

        12/31/99 to (and                              2.75:1
          including) 12/30/00

        12/31/00 to (and                              2.50:1
          including) 12/30/01

        12/31/01 and thereafter                       2.25:1;

          (c) the EBITDA to Cash Interest Expense Ratio as at the last day of any Fiscal Quarter ending on a date set forth below to be less than the ratio set forth opposite such date:



                                                   EBITDA to Cash
              Period                           Interest Expense Ratio
              ------                           ----------------------


        04/01/99 to (and                              1.60:1
          including) 12/30/00

        12/31/00 to (and                              2.00:1
          including) 12/30/01

        12/31/01 to (and                              2.25:1
          including) 12/30/02

        12/31/02 and thereafter                       2.50:1;

          (d) the EBITDA to Fixed Charges Ratio as at the last day of any Fiscal Quarter ending on a date set forth below to be less than the ratio set forth opposite such date:



                                                    EBITDA to
              Period                           Fixed Charges Ratio
              ------                           -------------------


        04/01/99 to (and                              0.80:1
          including) 03/30/00

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                                                    EBITDA to
              Period                           Fixed Charges Ratio
              ------                           -------------------



        03/31/00 to (and                              0.90:1
          including) 03/30/01

        03/31/01 and thereafter                       1.00:1


          (e) EBITDA for any period set forth below to be less than the amount set forth opposite such period:



                 Period                              EBITDA
                 ------                              ------

        Six months ended 06/30/99                      15,300,000

        Nine months ended 09/30/99                      24,700,000

        Rolling Period ended 12/31/99                   34,200,000

        Rolling Period ended 03/31/00                   37,000,000

        Rolling Period ended 06/30/00                   38,100,000

        Rolling Period ended 09/30/00                   38,300,000

        Rolling Period ended 12/31/00                   38,400,000

        Rolling Period ended 03/31/01                   40,100,000

        Rolling Period ended 06/30/01                   41,800,000

        Rolling Period ended 09/30/01                   43,500,000

        Rolling Period ended 12/31/01                   45,200,000

        Rolling Period ended 03/31/02                   45,600,000

        Rolling Period ended 06/30/02                   48,000,000

        Rolling Period ended 09/30/02                   49,400,000

        Rolling Period ended 12/31/02                   50,800,000

     SECTION II.3.2. Section 7.2.16 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

          SECTION 7.2.16  Capital Expenditures, etc.  The Borrower will not, and
                          -------------------------
     will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures (a) in the 1999 Fiscal Year, which aggregate in excess of $14,000,000 and (b) for each Fiscal Year thereafter, which aggregate in excess of $12,000,000; provided, however, that for each such Fiscal Year
                            --------  -------
     after the 1999 Fiscal Year, the amount of Capital Expenditures in any Fiscal Quarter or group of Fiscal Quarters set forth below shall not exceed the amount set forth below opposite such period:

                    Period                  Capital Expenditure Amount
                    ------                  --------------------------

        first Fiscal Quarter                         $ 3,500,000

        first and second Fiscal                      $ 7,000,000
          Quarters, collectively

        first, second and third Fiscal               $10,500,000
          Quarters, collectively

        first, second, third and fourth              $12,000,000
          Fiscal Quarters, collectively

     provided, further, that
     --------  -------

               (i) to the extent Capital Expenditures are made in any Fiscal Year in an amount less than the maximum amount permitted for such Fiscal Year as provided in this Section, the Capital Expenditures that the Borrower or any of its Subsidiaries may make in the next following Fiscal Year shall be increased by an amount (the "Carry-Forward
                                                            -------------
          Amount") equal to the amount of the permitted Capital Expenditures not
          ------
          so made in the immediately preceding Fiscal year (the "Unused
                                                                 ------
          Amount"); provided that the Carry-Forward Amount created in any Fiscal
          ------    --------
          Year shall not exceed $4,000,000; and

               (ii) no portion of any Carry-Forward Amount shall be used in any Fiscal Year until the entire amount of the Capital Expenditures permitted to be made in such Fiscal Year as provided in clause (a) or
                                                                  ----------
          clause (b) above shall have been used.
          ----------

                                  ARTICLE III
                          CONDITIONS TO EFFECTIVENESS

     SECTION III.1.  Amendment Effective Date.  This Amendment (and the
                     ------------------------
amendments and modifications contained herein) shall become effective as of the date first above written, (the "Third Amendment Effective Date") when all of the
                                ------------------------------
conditions set forth in this Section 3.1 have been satisfied.
                             -----------

     SECTION III.1.1.  Execution of Counterparts.  The Administrative Agent
                       -------------------------
shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Administrative Agent and the Lenders.

     SECTION III.1.2.  Legal Details, etc.   All documents executed or submitted
                       -------------------
pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and their counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

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                                  ARTICLE IV
                                 MISCELLANEOUS

     SECTION IV.1.  Cross-References.  References in this Amendment to any
                    ----------------
Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

     SECTION IV.2.  Loan Document Pursuant to Credit Agreement.  This Amendment
                    ------------------------------------------
is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

     SECTION IV.3.  Representations and Warranties.  The Borrower hereby
                    ------------------------------
represents and warrants that after giving effect to this Amendment, the statements contained in Section 5.2.1 of the Existing Credit Agreement are true and correct in all material respects.

     SECTION IV.4.  Successors and Assigns.  This Amendment shall be binding
                    ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION IV.5.  Counterparts.  This Amendment may be executed by the parties
                    ------------
hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION IV.6.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    EVERCOM, INC.



                                    By: /s/ Jeffrey D. Cushman
                                       -----------------------------------
                                     Title: Chief Financial Officer and
                                            Vice President


                                    CANADIAN IMPERIAL BANK
                                    OF COMMERCE,
                                     as Administrative Agent


                                    By: /s/ Laura Hom
                                       -----------------------------------
                                     Title: Executive Director



                                    LENDERS:
                                    -------


                                    CIBC INC.



                                    By: /s/ Laura Hom
                                       -----------------------------------
                                     Title: Executive Director



                                    FIRST SOURCE FINANCIAL LLP
                                    By: First Source Financial, Inc.
                                       its Agent/Manager


                                    By: /s/ David C. Wagner
                                       -----------------------------------
                                     Title: Vice President

                                    IBJ WHITEHALL BANK & TRUST
                                    COMPANY



                                    By: /s/ Laura Chapman
                                       -----------------------------------
                                     Title: Director



                                    BANQUE PARIBAS


                                    By:
                                       -----------------------------------
                                     Title:



                                    AMERICAN NATIONAL BANK


                                    By: /s/ Richard Jonscher
                                       -----------------------------------
                                     Title: Vice President



                                    ARES LEVERAGED INVESTMENT
                                    FUND L.P.



                                    By: /s/ Jeff Moore
                                       -----------------------------------
                                     Title: Principal

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